DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2013
Derivative Instruments And Hedging Activities Disclosure [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 18	DERIVATIVE INSTRUMENTS

The Company’s strategy is to provide shareholders with leverage to changes in gold and copper prices by selling its production at spot market prices. Consequently, the Company does not hedge its gold and copper sales. The Company continues to manage certain risks associated with commodity input costs, interest rates and foreign currencies using the derivative market. All of the derivative instruments utilized by the Company and described below were transacted for risk management purposes and qualify as cash flow or fair value hedges.

Cash Flow Hedges

The foreign currency, diesel and forward starting swap contracts are designated as cash flow hedges, and as such, the effective portion of unrealized changes in market value have been recorded in Accumulated other comprehensive income (loss) and are reclassified to income during the period in which the hedged transaction affects earnings. Gains and losses from hedge ineffectiveness are recognized in current earnings.

Foreign Currency Contracts

Newmont utilizes foreign currency contracts to reduce the variability of the US dollar amount of forecasted foreign currency expenditures caused by changes in exchange rates. Newmont hedges a portion of the Company’s A$ and NZ$ denominated operating expenditures which results in a blended rate realized each period. The hedging instruments are fixed forward contracts with expiration dates ranging up to five years from the date of issue. The principal hedging objective is reduction in the volatility of realized period-on-period $/A$ and $/NZ$ rates, respectively and the related reduction in volatility of the underlying operating and capital costs as a result of currency changes.

Newmont hedged A$ denominated capital expenditures related to the Akyem project in Africa utilizing fixed forward contracts. The $1 net realized gain associated with the capital expenditures was recorded in Accumulated other comprehensive income (loss) net of tax and is being recognized in Amortization over the life of the related Akyem assets. During 2013, the A$ capital expenditure hedge program increased Akyem amortization by $nil. At December 31, 2013, the Company had no outstanding hedges for the Akyem capital program.

In July 2011, Newmont began hedging a portion of the Company’s A$ denominated capital expenditures related to the planned construction of a mine shaft at Tanami in Australia utilizing foreign currency contracts. In November 2012, Newmont decided to defer further construction of the project to evaluate the impact of the Auron discovery on the overall life of the mine plan. As a result, the forecasted transaction is no longer probable to occur within the original expected time frame, and hedge accounting has been discontinued. This resulted in a $3 gain reclassified from Accumulated other comprehensive income (loss), net of tax to Income.

Newmont had the following foreign currency derivative contracts outstanding at December 31, 2013:

	Expected Maturity Date
	2014	2015	2016	2017	2018	Total/ Average
A$ Operating Fixed Forward Contracts:
A$ notional (millions)	312	270	158	105	6	851
Average rate ($/A$)	1.00	0.98	0.95	0.93	0.92	0.97
Expected hedge ratio	20%	18%	11%	7%	4%
NZ$ Operating Fixed Forward Contracts:
NZ$ notional (millions)	65	24				89
Average rate ($/NZ$)	0.80	0.78				0.79
Expected hedge ratio	59%	21%

In order to reduce derivative exposure to a lower Australian dollar, in October 2013 the Company began closing out certain foreign currency contracts. As of October 25, 2013 the Company settled approximately A$2,100 in notional contracts for a net gain of approximately $46. These gains are recorded in Accumulated other comprehensive income (loss) as the hedged transactions, A$ denominated operating costs, are still probable of occurring over the original time period. The amount deferred in OCI will be recognized in earnings over a period of five years as the original hedge transactions occur. From time to time, and depending upon business considerations and market conditions, the Company may consider closing out additional Australian dollar hedging contracts, or conversely, may enter into new Australian dollar hedging contracts.

Diesel Fixed Forward Contracts

Newmont hedges a portion of its operating cost exposure related to diesel consumed at its Nevada operations to reduce the variability in realized diesel prices. The hedging instruments consist of a series of financially settled fixed forward contracts with expiration dates up to three years.

Newmont had the following diesel derivative contracts outstanding at December 31, 2013:

	Expected Maturity Date
	2014	2015	2016	Total/ Average
Diesel Fixed Forward Contracts:
Diesel gallons (millions)	24	14	6	44
Average rate ($/gallon)	2.87	2.77	2.69	2.82
Expected Nevada hedge ratio	62%	36%	14%

Forward Starting Swap Contracts

During 2011, Newmont entered into forward starting interest rate swap contracts with a total notional value of $2,000. These contracts hedged movements in treasury rates related to a debt issuance that occurred in the first quarter of 2012. On March 8, 2012, Newmont closed its sale of $2,500 senior notes consisting of 3.5% senior notes due 2022 in the principal amount of $1,500 (10-year notes), and 4.875% senior notes due 2042 in the principal amount of $1,000 (30-year notes). As a result, the forward-starting interest rate swaps were settled for $362, of which $349 represented the effective portion of the hedging instrument included in Accumulated other comprehensive income (loss) and recognized in Interest expense consistent with the interest incurred on the senior notes issued in 2012. The net proceeds from the debt issuance were adjusted by the settlement amount of the swap contracts and included as a financing activity in the Consolidated Statements of Cash Flow.

Fair Value Hedges

Interest Rate Swap Contracts

Newmont had $222 fixed to floating swap contracts designated as a hedge against 8 5/8% debentures which matured in May 2011.

Derivative Instrument Fair Values

Newmont had the following derivative instruments designated as hedges at December 31, 2013 and December 31, 2012:

	Fair Values of Derivative Instruments
	At December 31, 2013
	Other Current Assets	Other Long-Term Assets	Other Current Liabilities	Other Long-Term Liabilities
Foreign currency exchange contracts:
A$ operating fixed forward contracts	$—	$—	$36	$60
NZ$ operating fixed forward contracts	1	—	—	—
Diesel fixed forward contracts	3	1	—	—

Total derivative instruments (Notes 22 and 25)	$4	$1	$36	$60

	Fair Values of Derivative Instruments
	At December 31, 2012
	Other Current Assets	Other Long-Term Assets	Other Current Liabilities	Other Long-Term Liabilities
Foreign currency exchange contracts:
A$ operating fixed forward contracts	$108	$143	$—	$1
NZ$ operating fixed forward contracts	2	—	—	—
Diesel fixed forward contracts	2	1	1	1

Total derivative instruments (Notes 22 and 25)	$112	$144	$1	$2

The following tables show the location and amount of gains (losses) reported in the Company’s Consolidated Financial Statements related to the Company’s cash flow hedges.

	Foreign Currency Exchange Contracts			Diesel Fixed Forward Contracts
For the years ended December 31,	2013	2012	2011	2013	2012	2011

Cash flow hedging relationships:
Gain (loss) recognized in other comprehensive income (effective portion)	$(266)	$192	$151	$3	$7	$6
Gain reclassified from Accumulated other comprehensive income into income (effective portion) (1)	$85	$166	$188	$2	$7	$14

	Forward Starting Swap Contracts
For the years ended December 31,	2013	2012	2011

Cash flow hedging relationships:
Gain (loss) recognized in other comprehensive income (effective portion)	$—	$36	$(399)
(Loss) reclassified from Accumulated other comprehensive income into income (effective portion) (1)	$(19)	$(10)	$—
Gain (loss) reclassified from Accumulated other comprehensive income into income (ineffective portion) (2)	$—	$2	$(15)

(1)	The gain (loss) for the effective portion of the foreign exchange and diesel cash flow hedges reclassified from Accumulated other comprehensive income (loss) is included in Costs applicable to sales. The loss for the effective portion of the forward starting swaps reclassified from Accumulated other comprehensive income (loss) is included in Interest Expense.
(2)	The ineffective portion recognized for cash flow hedges is included in Other Income, net.

	Interest Rate Swap Contracts			8 5/8% Debentures (Hedged Portion)
For the years ended December 31,	2013	2012	2011	2013	2012	2011

Fair value hedging relationships:
Gain (loss) recognized in income (effective portion) (1)	$—	$—	$3	$—	$—	$(6)
Gain (loss) recognized in income (ineffective portion) (2)	$—	$—	$(2)	$—	$—	$—

(1)	The gain (loss) recognized for the effective portion of cash flow hedges is included in Cost Applicable to Sales, Write-downs and Interest expense, net.
(2)	The ineffective portion recognized for cash flow hedges is included in Other income, net.

The amount to be reclassified from Accumulated other comprehensive income (loss), net of tax to income during the next 12 months is a loss of approximately $34.

Provisional Copper and Gold Sales

The Company’s provisional copper and gold sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of the gold and copper concentrates at the prevailing indices’ prices at the time of sale. The embedded derivative, which does not qualify for hedge accounting, is marked to market through earnings each period prior to final settlement.

London Metal Exchange (“LME”) copper prices averaged $3.32 per pound during 2013, compared with the Company’s recorded average provisional price of $3.30 per pound before mark-to-market adjustments and treatment and refining charges. During 2013 changes in copper prices resulted in a provisional pricing mark-to-market loss of $11 ($0.05 per pound). At December 31, 2013, Newmont had copper sales of 61 million pounds priced at an average of $3.34 per pound, subject to final pricing over the next several months.

The average London P.M. fix for gold was $1,411 per ounce during 2013, compared to the Company’s recorded average provisional price of $1,402 per ounce before mark-to-market adjustments and treatment and refining charges. During 2013, changes in gold prices resulted in a provisional pricing mark-to-market loss of $17 ($3 per ounce). At December 31, 2013, Newmont had gold sales of 100,000 ounces priced at an average of $1,215 per ounce, subject to final pricing over the next several months.